Fees Summary	Dec. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 20,700,000.00
Previously Paid Amount	0
Total Fee Amount	2,858.67
Total Offset Amount	0
Net Fee	$ 2,858.67